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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                              -----------------


                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    March 25, 2002
                                                   ----------------



                      EQCC Asset Backed Corporation

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          (Exact Name of Registrant as Specified in Charter)


Delaware                           333-73446                  59-3170052
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(State or Other Jurisdiction of   (Commission              (I.R.S. Employer
         Incorporation)           File Number)            Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida                   32256
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code    (904) 944-1212
                                                   -----------------

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        (Former Name or Former Address, if Change Since Last Report:)

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Item 5.        Other Events
               ------------
Documents incorporated by Reference

         The consolidated financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2000 and the unaudited consolidated financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of September 30, 2001, and for the nine months period ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2001 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (Nos. 333-73446 and 333-73446-01) of the Registrants; and (iii) the Prospectus Supplement dated December 20, 2001 and Prospectus dated December 13, 2001, relating to EQCC Asset Backed Certificates, Series 2001-2, and shall be deemed to be part hereof and thereof.

         All financial statements of the Financial Security Assurance Holdings Ltd. included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

Item 7.       Financial Statements and Exhibits
              ---------------------------------
Item 601(a)
of Regulation S-K
Exhibit No.                                             Description
-----------                                             -----------
(EX-23)                                                 Consent of
                                                        PricewaterhouseCoopers
                                                        LLP, independent
                                                        auditors of
                                                        Financial Security
                                                        Assurance Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2002                        EQCC ASSET BACKED CORPORATION

                                                    By:      /s/ Todd Rosenthal
                                                        ------------------------
                                                    Name:    Todd Rosenthal

                                                    Title: Senior Vice President

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                         INDEX TO EXHIBITS

Exhibit No.             Exhibit Description          Paper (P) or Electronic (E)
-----------             -------------------          ---------------------------

(EX-23)                     Consent of                          E
                     PricewaterhouseCoopers LLP,
                      independent auditors of
                  Financial Security Assurance Inc.